EXHIBIT 10.1

FIRST AMENDMENT TO THE

FROZEN FOOD EXPRESS INDUSTRIES, INC. 401(K) SAVINGS PLAN

This Amendment is adopted by FROZEN FOOD EXPRESS INDUSTRIES, INC. (the “Company”), a Texas Corporation, having its principal office in Dallas, Texas.

R e c i t a l s:

WHEREAS, the Company has previously established the Frozen Food Express Industries, Inc. 401(k) Savings Plan, as amended and restated, effective January 1, 2007 (the “Plan”), for the benefit of those employees who qualify thereunder and for their beneficiaries; and

WHEREAS, the restatement of the Plan reflects provisions of Treasury Regulation Section 1.401(k) and Treasury Regulation Section 1.401(m) that are effective for Plan Years beginning on and after January 1, 2006; and

WHEREAS, the Company desires to amend the Plan to further reflect and clarify certain provisions of Treasury Regulation Section 1.401(k) and Treasury Regulation Section 1.401(m) that are effective for Plan Years beginning on and after January 1, 2006.

NOW, THEREFORE, pursuant to Section 15.1 of the Plan, the Plan is hereby amended as follows, effective January 1, 2006:

1.	Section 4.1(b) of the Plan is hereby amended to be and read as follows:

(b)
A Participant who does not have an election to have Savings Contributions made on his behalf in effect, or any Participant who would like to amend his election, may make such election or amend such election, effective as of the next following payroll period by filing an election with the Plan Administrator within a reasonable time prior to commencement of such payroll period.  The Plan Administrator may permit a Participant to make an election under this Section through any written, electronic or telephonic means authorized by the Committee.   Any contributions made pursuant to a deferral election shall not be made before the earlier of (1) the Participant’s performance of Service with respect to which the contribution is made and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer.

2.	Section 4.1(f) of the Plan is hereby amended to be and read as follows:

(f)	Limitations on Savings Contributions.

(i)
Actual Deferral Percentage Test. The annual allocation derived from Savings Contributions to a Participant’s Savings Account shall satisfy one of the following Actual Deferral Percentage (“ADP”) Tests:

(A)
The Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Eligible Nonhighly Compensated Employees for the current Plan Year multiplied by 1.25; or

(B)
The Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Eligible Nonhighly Compensated Employees for the current Plan Year multiplied by two (2); provided that the Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year does not exceed the Average Actual Deferral Percentage for Participants who are Eligible Nonhighly Compensated Employees for the current Plan Year by more than two (2) percentage points.

(ii)	Definitions. For the purposes of this Section, the following definitions shall apply:

(A)
Actual Deferral Ratio means the ratio, expressed as a percentage, of (A) the amount of Savings Contributions actually paid to the Trust Fund on behalf of the Eligible Participant for the Plan Year to (B) the Eligible Participant’s Testing Compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan Year. Employer Contributions on behalf of any Participant shall include: (A) any Savings Contributions made pursuant to the Eligible Participant’s Elective Deferrals (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (1) Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of the Employer, and (2) Savings Contributions that are taken into account in the Actual Contribution Percentage Test (provided the ADP Test is satisfied both with and without exclusion of these Savings Contributions); and (B) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. An Employer Elective Contribution will be taken into account under the ADP Test for a Plan Year only if it relates to compensation that either would have been received by the Employee in the Plan Year, but for the deferral election, or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half (2½) months after the close of the Plan Year, but for the deferral election. In computing the Actual Deferral Ratios, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Savings Contributions are made.

(B)	Average Actual Deferral Percentage means the average, expressed as a percentage, of the Actual Deferral Percentages of the Eligible Participants in a group.

(C)
Eligible Participant means any Employee of the Employer who is otherwise authorized under the Plan to have Savings Contributions (or Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Savings Contributions for the ADP Test) allocated to his or her Savings Account for the Plan Year.

(D)
Qualified Matching Contributions means Matching Employer Contributions allocated to Participants’ accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(h). Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant’s Savings Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.

(E)
Qualified Non-Elective Contributions means Employer Contributions, other than Savings Contributions and Matching Contributions, allocated to Participants’ accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(h). Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Non-Elective Contributions allocated to a Participant’s Savings Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

(F)
Testing Compensation, for purposes of this Section, means compensation as defined in Code Section 414(s) and Treasury Regulation Section 1.414(s)-1. The period used to determine an Eligible Participant’s Testing Compensation for a Plan Year shall be the Plan Year. The Administrator may elect to limit the period taken into account to that portion of the Plan Year in which the Employee was an Eligible Participant, provided such limit is applied uniformly to all Eligible Participants under the Plan for such Plan Year. In the case of a Highly Compensated Employee whose Actual Deferral Ratio is determined under Subsection (iii)(A) of this Section 4.1(f), such period of participation shall include any periods under any other plan for which Savings Contributions, and amounts treated as such contributions for testing purposes, are aggregated.

(iii)	Special Testing Rules

(A)
Determining the Actual Deferral Ratio of a Highly Compensated Employee Participating in More than One Plan of the Employer. For purposes of this Section, the Actual Deferral Ratio (“ADR”) for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Savings Contributions (or Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Savings Contributions for the ADP Test) allocated to his or her account under two (2) or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer shall be determined as if all Savings Contributions (and, if applicable, Qualified Non-Elective Contributions or Qualified Matching Contribution, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements sponsored by the Employer or any Related Employer, then all such contributions made on behalf of such Employee shall be aggregated for purposes of the ADP Test, without regard to whether the other plan(s) uses an inconsistent ADP testing method or operates on a different plan year. If the 12-month plan year for the other plan(s) is different, the ADR for the Highly Compensated Employee for a Plan Year shall be determined by aggregating all Savings Contributions made on behalf of such Employee within the Plan Year under this Plan (the plan being tested). In determining the Highly Compensated Employee’s Testing Compensation for purposes of calculating the ADR, only Testing Compensation paid during the Plan Year of this Plan shall be considered. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated under applicable Treasury Regulations pursuant to Code Section 401(k).

(B)
Permissive Aggregation. If this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of the Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the ADR of Employees as if all such plans were a single plan. However, this Plan may not be aggregated with a plan that either (i) uses the prior year testing method for the ADP Test or (ii) uses the safe harbor provisions of Code Section 401(k)(12).

(C)
Timing of Allocation. To be taken into account in the ADP Test, Savings Contributions must be allocated to the Eligible Participant’s account within the Plan Year and contributed to the Trust Fund no later than the last day of the Plan Year being tested. Qualified Non-Elective Contributions and Qualified Matching Contributions must be contributed to the Trust Fund no later than the last day of the Plan Year being tested.

(D)	Excluded Savings Contributions. The following Elective Contributions are excluded from the ADP Test:

(i)	Savings Contributions that do not satisfy the definition of Elective Contributions under Treasury Regulation Section 1.401(k)-6;

(ii)
Savings Contributions of an Eligible Participant who is a Nonhighly Compensated Employee and that are attributable to Excess Deferrals under Code Section 402(g), to the extent the Excess Deferrals are prohibited under Code Section 401(a)(30).

(iii)	Savings Contributions used to satisfy the Average Contribution Percentage Test.

(E)
Exclusion of Qualified Matching Contributions. To the extent Qualified Matching Contributions are precluded from being taken into account under the Average Contribution Percentage Test for the Plan Year under the rules of Treasury Regulation Section 1.401(m)-2(a)(5)(ii), such amounts are excluded from the ADP Test.

(F)
Exclusion of Disproportionate Qualified Non-Elective Contributions. Qualified Non-Elective Contributions shall not be taken into account for a Plan Year for a Nonhighly Compensated Employee to the extent such contributions exceed the product of that Nonhighly Compensated Employee’s Annual Compensation multiplied by the greater of: 5% or two times the Plan’s “representative contribution rate”. Any Qualified Non-Elective Contribution taken into account under the Average Contribution Percentage Test for the Plan Year, including the determination of the “representative contribution rate”, shall not be taken into account for any purpose under the ADP Test.

(i)
The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any Eligible Participant who is a Nonhighly Compensated Employee and a member of the group of Eligible Participants who are Nonhighly Compensated Employees for the Plan Year and consist of half of all such eligible Nonhighly Compensated Employees for the Plan Year or, if greater, the lowest “applicable contribution rate” of any eligible Nonhighly Compensated Employee in the group of all eligible Nonhighly Compensated Employees for the Plan Year (and who is employed by the Employer on the last day of the Plan Year).

(ii)
The “applicable contribution rate” for an eligible Nonhighly Compensated Employee is the sum of the Qualified Matching Contributions taken into account under the ADP Test for such eligible Nonhighly Compensated Employee for the Plan Year and the Qualified Non-Elective Contributions made for such eligible Nonhighly Compensated Employee for the Plan Year, divided by the eligible Nonhighly Compensated Employee’s Annual Compensation for the Plan Year.

(G)
Exclusion of Savings Contributions Pursuant to Code Section 414(u). Additional Savings Contributions made pursuant to Code Section 414(u) by reason of an Eligible Participant’s qualified military service shall not be taken into account for purposes of the ADP Test for the Plan Year for which the contributions are made, or for any other Plan Year.

(H)
Exclusion of Certain Qualified Non-Elective Contributions and Qualified Matching Contributions. Qualified Non-Elective Contributions and Qualified Matching Contributions shall not be taken into account for purposes of the ADP Test to the extent such contributions are taken into account for purposes of satisfying any other ADP test or any Actual Contribution Percentage Test.

(I)
The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage Test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in the test.

(J)	The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy other requirements prescribed by applicable Treasury Regulations.

(K)
Other than an organization that is a Related Employer to the Plan Sponsor, for purposes of this Section, Participants who are Leased Employees of a recipient organization under an employee leasing agreement with the Plan Sponsor shall be treated as Participants in a separate plan maintained by the recipient organization, and all contributions on behalf of such Participants shall be treated as contributed to such separate plan for purposes of applying the requirements of this Section.

(iv)
Fail-Safe Provisions.  If the initial allocations of the Savings Contributions do not satisfy one of the tests set forth in paragraph (i) of this Section 4.1(f), the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:

(A)
Distribution of Excess Contributions.  If the Committee determines that the initial allocations of the Savings Contributions do not satisfy one of the Actual Deferral Percentage Tests set forth in paragraph (i) of this Section 4.1(f), the Administrator must distribute the Excess Contributions, as adjusted for allocable income, during the next Plan Year.  However, the Employer will incur an excise tax equal to 10% of the amount of Excess Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first two and one-half (2½) months of the next Plan Year.  The Excess Contributions are the amount of Savings Contributions made at the election of the Highly Compensated Employees which causes the Plan to fail to satisfy the Actual Deferral Percentage Test.  The Administrator shall make distributions to each Highly Compensated Employee of his or her respective share of the Excess Contributions pursuant to the following steps:

(i)	The Administrator shall calculate total Excess Contributions for the Highly Compensated Employees.

(ii)
The Administrator shall calculate the total dollar amount by which the Excess Contributions for the Highly Compensated Employees must be reduced in order to satisfy the Average Deferral Percentage Test.

(iii)	The Administrator shall calculate the total dollar amount of the Excess Contributions for each Highly Compensated Employee.

(iv)
The Administrator shall reduce the Excess Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Excess Contributions by refunding such contributions to such Highly Compensated Employee(s) in the amount required to cause the dollar amount of such Highly Compensated Employee(s)' Savings Contributions to equal the dollar amount of the Savings Contributions of the Highly Compensated Employee(s) with the next highest dollar amount of Savings Contributions.  If an Employee’s Excess Contribution consists in part of Savings Contributions and in part of Roth Savings Contributions, the Savings Contributions shall be distributed first.

(v)
If the total dollar amount distributed pursuant to Step (iv) above is less than the total dollar amount of Excess Contributions, Step (iv) shall be applied to the Highly Compensated Employee(s) with the next highest dollar amount of Excess Contributions until the total amount of distributed Excess Contributions equals the total dollar amount calculated in Step (ii).

(vi)
When calculating the amount of a distribution under Step (iv), if a lesser reduction, when added to any amounts already distributed under this Section, would equal the total amount of distributions necessary to permit the Plan to satisfy the requirements of paragraph (i) of this Section 4.1(f), the lesser amount shall be distributed from the Plan.

(B)
Allocable Income.  To determine the amount of the corrective distribution required under this Section, the Committee must calculate the allocable income up to the date of distribution.  The income or loss allocable to Excess Contributions is the sum of (1) income or loss allocable to the Participant’s Savings Account for the taxable year multiplied by a fraction, the numerator of which is such Participant’s Excess Contributions for the year and the denominator is the Participant’s account balance attributable to Savings Contributions without regard to any income or loss occurring during such taxable year; and (2) ten (10) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant’s taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of the month. The Committee shall be deemed to have used a reasonable method for computing allocable income if the computation is determined on a date that is no more than seven days before the corrective distribution.

(C)
Recharacterization of Matching Contributions.  A portion of the Matching Employer Contribution shall be deemed a Savings Contribution for purposes of paragraph (i) of this Section 4.1(f) and for vesting and withdrawal purposes.  The portion shall be equal to an amount necessary to satisfy one of the tests set forth in paragraph (i) of this Section 4.1(f), taking into account the Administrator's action under any option herein and shall be reallocated to the Savings Account.  Reallocation of the Matching Employer Contribution shall be made on behalf of Participants who are Non-Highly Compensated Employees.

(D)
Qualified Non-Elective and Qualified Matching Contributions.  The Employer shall make Qualified Non-Elective Contributions or Qualified Matching Contributions on behalf of Participants who are Non-Highly Compensated Employees in an amount sufficient to satisfy one of the tests set forth in paragraph (i) of this Section 4.1(f), taking into account the Committee’s action under any option herein. These contributions shall be made in the minimum amount of dollars required to satisfy the requirements of paragraph (i) of this Section 4.1(f) and shall be allocated to all Non-Highly Compensated Participants electing salary reductions in the same proportion that each such Non-Highly Compensated Participant’s Compensation for the year bears to the total Compensation of all such Non-Highly Compensated Participants for such year.  Such additional contributions shall be fully vested and subject to the distribution restrictions of Section 4.1(h) hereof, and must be made prior to the last day of the twelve month period immediately following the Year to which they relate.

The Qualified Non-Elective and Qualified Matching Contributions may be treated as Savings Contributions provided that each of the following requirements, to the extent applicable, is satisfied:

(i)
The amount of Employer Contributions, including those Qualified Non-Elective Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test, satisfies the requirements of Code Section 401(a)(4).

(ii)
The amount of Employer Contributions, excluding those Qualified Non-Elective Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test and those Qualified Non-Elective Contributions treated as Matching Contributions under Treasury Regulations Section 1.401(m)-1(b)(5) for purposes of the Average Contribution Percentage Test, satisfies the requirements of Code Section 401(a)(4).

(iii)
The Matching Contributions, including those Qualified Matching Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test, satisfy the requirements of Code Section 401(a)(4).

(iv)
The Matching Contributions, excluding those Qualified Matching Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test, satisfy the requirements of Code Section 401(a)(4).

(v)
The Qualified Non-Elective Contributions and Qualified Matching Contributions satisfy the requirements of Treasury Regulations Section 1.401(k)-1(b)(4)(i) for the Plan Year as if the contributions were Savings Contributions.

(vi)
The plan that includes the cash or deferred arrangement and the plan or plans to which the Qualified Non-Elective Contributions and Qualified Matching Contributions are made could be aggregated for purposes of Code Section 410(b).

3.	Section 4.3(a) of the Plan is hereby amended as underlined to be and read as follows:

(a)
Matching Employer Contributions.  In addition to the total amount of Savings Contributions elected for each month pursuant to Section 4.1, but subject to the limits of Section 4.3(c), each Employer shall, as a Matching Employer Contribution to the Plan, pay to the Trustee for each calendar quarter an amount equal to fifty percent (50%) of each Participant’s Savings Contributions and Roth Savings Contributions for each payroll period pursuant to Section 4.1 hereof which does not exceed four percent (4%) of his Compensation for such payroll period. A Matching Employer Contribution may be contributed to the Plan concurrently with a Participant’s Savings Contribution to which the Matching Employer Contribution relates but in no event shall the Matching Employer Contribution be contributed to the Plan prior to such Savings Contribution. Matching Employer Contributions may be made in either Company Stock in accordance with the closing market price on the business day immediately preceding the day such Contributions are made or in cash.  In accordance with Section 7.2(a), such Contributions may be re-invested by the Trustee in accordance with Participant direction.

4.	Section 4.3(c) of the Plan is hereby amended to be and read as follows:

(c)           Limitations on Matching Employer Contributions.

(i)
Average Contribution Percentage Test.  The annual allocation derived from Matching Employer Contributions and Qualified Matching Contributions to a Participant's Individual Account shall satisfy one of the following tests:

(A)
The Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Eligible Non-Highly Compensated Employees for the current Plan Year multiplied by 1.25; or

(B)
The Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Eligible Non-Highly Compensated Employees for the current Plan Year multiplied by two (2); provided that the Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year does not exceed the Average Contribution Percentage for Participants who are Eligible Non-Highly Compensated Employees for the current Plan Year by more than two (2) percentage points.

(ii)           Definitions

(A)
Actual Contribution Rate means for an Eligible Participant the sum of the Employee Contributions, Matching Employer Contributions and Qualified Matching Contributions to the extent not taken into account for purposes of the ADP Test, and the Qualified Non-Elective Contributions and Savings Contributions taken into account for the Plan Year, divided by the Eligible Participant’s Testing Compensation for such Plan Year. Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant’s account shall be taken into account in the year in which the Forfeiture is allocated. Notwithstanding the foregoing, Matching Employer Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions shall not be included. The Employer may take into account Qualified Non-Elective Contributions to the extent not limited under Subsection (iii)(G) of this Section 4.3(c) and may also elect to include Employer Elective Contributions if the ADP Test is met before the Employer Elective Contributions are used in the ACP Test and continues to be met following the exclusion of those Employer Elective Contributions that are used to meet the ACP Test.

(B)	Average Actual Contribution Percentage means the average, expressed as a percentage, of the Actual Contribution Rates of the Eligible Participants in a group.

(C)
Eligible Participant means any Employee who is eligible to make an Employee Contribution or a Savings Contribution, if the Employer takes the contributions into account in calculating the Actual Contribution Rate, or to receive a Matching Employer Contribution, including Forfeitures, or a Qualified Matching Contribution or Qualified Non-Elective Contribution. Notwithstanding the foregoing, if an Employee must perform 1,000 Hours of Service or be employed on the Anniversary Date of the Plan year in order to make Employee Contributions or to receive an allocation of Matching Employer Contributions for the Plan Year, the Plan shall not take the Employee into consideration in applying the ACP Test unless the Employee actually performs the required Service.

(D)
Employee Contribution means any contribution made to the Plan by or on behalf of a Participant that is included in the Participant’s gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated. Employer Elective Contributions, designated Roth contributions, repayment of loans, Rollover Contributions, repayment of distributions described in Code Section 411(a)(7)(C), or employee contributions that are transferred to the Plan from another plan are not Employee Contributions.

(E)
Matching Employer Contribution means an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by the Participant, or on account of a Participant’s election to defer a portion of his or her Annual Compensation under a plan maintained by the Employer. Notwithstanding the foregoing, an Employer Contribution shall not be treated as a matching contribution made on account of an Employee Contribution if it is contributed before the cash or deferred election is made or before the Employee’s performance of Service with respect to which the Savings Contributions are made (or when the cash that is subject to the cash or deferred election would be currently available, if earlier). In addition, an Employer Contribution shall not be treated as a matching contribution made on account of an Employee Contribution if it is contributed before the Employee Contribution. The limitations described in the preceding sentence, however, shall not apply to a Forfeiture that is allocated as a Matching Contribution.

(F)
Qualified Matching Contributions means Matching Employer Contributions allocated to Participants’ accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(h). Matching Employer Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Employer Contributions allocated to a Participant’s Savings Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.

(G)
Qualified Non-Elective Contributions means Employer Contributions, other than Savings Contributions and Matching Employer Contributions, allocated to Participants’ accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(h). Employer Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Employer Non-Elective Contributions allocated to a Participant’s Savings Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

(H)
Testing Compensation, for purposes of this Section, means compensation as defined in Code Section 414(s) and Treasury Regulation Section 1.414(s)-1. The period used to determine an Eligible Participant’s Testing Compensation for a Plan Year shall be the Plan Year. The Administrator may elect to limit the period taken into account to that portion of the Plan Year in which the Employee was an Eligible Participant, provided such limit is applied uniformly to all Eligible Participants under the Plan for such Plan Year. In the case of a Highly Compensated Employee whose Actual Contribution Ratio is determined under Subsection (iii)(B) of this Section 4.3(c), such period of participation shall include any periods under any other plan for which Matching Contributions, and amounts treated as such contributions for testing purposes, are aggregated.

(iii)	Special Testing Rules

(A)	Restructuring Prohibited. Restructuring under Treasury Regulation Section 1.401(a)(4)-9(c) may not be used to demonstrate compliance with the requirements of Code Section 401(m).

(B)
Determining the Actual Contribution Rate of Highly Compensated Employees Participating in More than One Plan of the Employer. The Actual Contribution Rate (“ACR”) of any Participant who is an eligible Highly Compensated Employee for the Plan Year and who is eligible to have Employee Contributions and Matching Employer Contributions allocated under two (2) or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer shall be determined as though all such plans were a single plan. If the 12-month plan year for the other plan(s) is different, the ACR for the Highly Compensated Employee for a Plan Year is determined by aggregating all Matching Employer Contributions and Employee Contributions allocated on behalf of such Employee within the Plan Year of the Plan being tested. In determining the Highly Compensated Employee’s Testing Compensation for purposes of calculating the ACR, only Testing Compensation paid during the Plan Year of the Plan being tested is considered. For purposes of this Section, inconsistent ACP testing methods between or among such plans or the fact that one or more of such plans operates on a different plan year shall be disregarded. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations pursuant to Code Section 401(m).

(C)
Permissive Aggregation. If this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of the Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the ACR of Eligible Participants as if all such plans were a single plan. This Plan may not be aggregated with a plan that either (i) uses the prior year testing method for purposes of the ACP Test or (ii) uses the safe harbor provisions of Code Section 401(k)(12).

(D)
Inclusion of Excess Contributions in the ACP Test. Excess Contributions that are recharacterized in accordance with Treasury Regulation Section 1.401(k)-2(b)(3) shall be taken into account as Employee Contributions for the Plan Year that includes the time at which the Excess Contribution is includable in the gross income of the Employee under Treasury Regulation Section 1.401(k)-2(b)(3)(ii).

(E)	Exclusion of Certain Matching Contributions from the ACP Test.

(i)
Disproportionate Matching Contributions in Excess of 100%. A Matching Employer Contribution with respect to a Savings Contribution for a Nonhighly Compensated Employee shall not be taken into account under the ACP Test for a Plan Year to the extent such Matching Employer Contribution exceeds the greatest of:

(A)	Five percent (5%) of the Nonhighly Compensated Employee’s Annual Compensation;

(B)	The Nonhighly Compensated Employee’s Savings Contribution for a Plan Year; or

(C)	The product of 2 times the Plan’s “representative matching rate” times the Employee’s Savings Contributions for a Plan Year.

The Plan’s “representative matching rate” is the lowest matching rate for any eligible Nonhighly Compensated Employee among a group of Nonhighly Compensated Employees that consists of half of all eligible Nonhighly Compensated Employees in the Plan for the Plan Year who make Savings Contributions for the Plan Year (or, if greater, the lowest matching rate for all eligible Nonhighly Compensated Employees in the Plan who are employed by the Employer on the last day of the Plan Year and who make Savings Contributions for the Plan Year). For purposes of this Section, the matching rate for an Employee generally is the Matching Employer Contributions made for such Employee divided by the Employee’s Savings Contributions for the Plan Year. If the matching rate is not the same for all levels of Savings Contributions for an employee, the Employee’s matching rate is determined assuming that an Employee’s Savings Contributions are equal to six percent (6%) of Compensation. The limitations of this Section shall also apply if the Plan provides a matching contribution with respect to the sum of the Employee’s Employee Contributions and Savings Contributions or solely to Employee Contributions.

(ii)
Safe Harbor Contributions. Any Matching Contributions taken into account under Code Section 401(m)(11) and Treasury Regulation Section 1.401(k)-3 for a Plan Year shall be disregarded, provided that such amounts shall be disregarded with respect to all Eligible Participants.

(iii)
Qualified Matching Contributions. To the extent Qualified Matching Contributions are taken into account for the ADP Test, such amounts shall not be taken into account in determining an Eligible Participant’s ACR.

(iv)
Forfeited Matching Contributions. A Matching Contribution that is forfeited because the Savings Contributions to which it relates is treated as an Excess Contribution, Excess Deferral or Excess Aggregate Contribution shall not be taken into account.

(v)
Contributions Pursuant to Code Section 414(u). Additional Employee Contributions and Matching Employer Contributions made by reason of an eligible Participant’s qualified military service under Code Section 414(u) shall not be taken into account for the Plan Year for which the contributions are made, or for any other Plan Year.

(F)
Exclusion of Disproportionate Qualified Non-Elective Contributions. Qualified Non-Elective Contributions shall not be taken into account for Nonhighly Compensated Employee for a Plan Year to the extent such contributions exceed the greater of: 5% times such Participant’s eligible Annual Compensation for the Plan Year or two times the Plan’s “representative contribution rate” times the Nonhighly Compensated Employee’s eligible Annual Compensation for the Plan Year. In determining the “representative contribution rate” for this purpose, the Qualified Non-Elective Contributions included in the ADP Test shall not be counted. For purposes of this paragraph, the Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any Nonhighly Compensated Employee who is among a group of eligible Nonhighly Compensated Employees that consists of half of all eligible Nonhighly Compensated Employees for the Plan Year and who is employed by the Employer on the last day of the Plan Year. The “applicable contribution rate” for a Nonhighly Compensated Employee is the sum of the Matching Contributions taken into account for such Participant for the Plan Year and the Qualified Non-Elective Contributions made for such Participant for the Plan year, divided by that Participant’s Annual Compensation for the Plan Year.

(G)
Exclusion of Certain Qualified Non-Elective Contributions. Qualified Non-Elective Contributions cannot be taken into account to the extent such contributions are taken into account for purposes of satisfying any other ACP Test, any ADP Test, or the requirements of Treasury Regulation Section 1.401(k)-3, 1.401(m)-3 or 1.401(k)-4.

(H)	The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP Test.

(I)	The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy other requirements prescribed by applicable Treasury Regulations.

(J)
Other than an organization that is a Related Employer to the Plan Sponsor, for purposes of this Section, Participants who are Leased Employees of a recipient organization under an employee leasing agreement with the Plan Sponsor shall be treated as Participants in a separate plan maintained by the recipient organization, and all contributions on behalf of such Participants shall be treated as contributed to such separate plan for purposes of applying the requirements of this Section.

(iv)
Fail Safe Provisions.  If the initial allocations of the Matching Employer Contributions do not satisfy one of the tests set forth in paragraph (i) of this Section 4.3(c), the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:

(A)
Distribution of Excess Aggregate Contributions.  The Administrator will determine Excess Aggregate Contributions after determining Excess Elective Deferrals under Section 4.1(e) and Excess Contributions under Section 4.1(f).  If the Administrator determines that the Plan fails to satisfy the Average Contribution Percentage Test for a Plan Year, it must distribute the Excess Aggregate Contributions, as adjusted for allocable income, during the next Plan Year.  However, the Employer will incur an excise tax equal to 10% of the amount of Excess Aggregate Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first two and one-half (2½)  months of the next Plan Year.  The Excess Aggregate Contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which cause the Plan to fail to satisfy the Average Contribution Percentage Test.  The Administrator shall make distributions to each Highly Compensated Employee of his or her respective share of the Excess Aggregate Contributions in accordance with the following steps:

(i)	The Administrator shall calculate total Excess Aggregate Contributions for the Highly Compensated Employees.

(ii)
The Administrator shall calculate the total dollar amount by which the Excess Aggregate Contributions for the Highly Compensated Employees must be reduced in order to satisfy the Average Contribution Percentage Test.

(iii)	The Administrator shall calculate the total dollar amount of the Excess Aggregate Contributions for each Highly Compensated Employee.

(iv)
The Administrator shall reduce the Excess Aggregate Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Excess Aggregate Contributions by refunding such contributions to such Highly Compensated Employee(s) in the amount required to cause the dollar amount of such Highly Compensated Employee(s)' Matching Employer Contributions to equal the dollar amount of  the Matching Employer Contributions of the Highly Compensated Employee(s) with the next highest dollar amount of such contributions.

(v)
If the total dollar amount distributed pursuant to Step (iv) above is less than the total dollar amount of Excess Aggregate Contributions, Step (iv) shall be applied to the Highly Compensated Employee(s) with the next highest dollar amount of Excess Aggregate Contributions until the total amount of distributed Excess Aggregate Contributions equals the total dollar amount calculated in Step (ii).

(vi)
When calculating the amount of a distribution under Step (iv), if a lesser reduction, when added to any amounts already distributed under this Section, would equal the total amount of distributions necessary to permit the Plan to satisfy the requirements of Section 4.3(c)(i), the lesser amount shall be distributed from the Plan.

(B)
Allocable Income.  To determine the amount of the corrective distribution required under this Section, the Committee must calculate the allocable income up to the date of distribution.  The income or loss allocable to Excess Aggregate Contributions is the sum of (1) income or loss allocable to the Participant’s Savings Account for the taxable year multiplied by a fraction, the numerator of which is such Participant’s Excess Aggregate Contributions for the year and the denominator is the Participant’s account balance attributable to Savings Contributions without regard to any income or loss occurring during such taxable year; and (2) ten (10) percent of the amount determined under (1) multiplied by the number of whole calendar months between the end of the Participant’s taxable year and the date of distribution, counting the month of distribution if distribution occurs after the 15th of the month. The Committee shall be deemed to have used a reasonable method for computing allocable income if the computation is determined on a date that is no more than seven days before the corrective distribution.

(C)
Characterization of Excess Aggregate Contributions.  The Administrator will treat a Highly Compensated Employee's allocable share of Excess Aggregate Contributions in the following priority:  (i) first as attributable to his or her Matching Contributions allocable with respect to Excess Contributions determined under the Actual Deferral Percentage Test described in Section 4.1(f);  (ii) then on a pro rata basis to Matching Contributions and to the Savings Contributions relating to those Matching Contributions which the Administrator has included in the Average Contribution Percentage Test; (iii) then on a pro rata basis to Savings Contributions which are mandatory contributions, if any, and to the Matching Contributions allocated on the basis of those mandatory contributions; and (iv) last to Qualified Non-Elective Contributions used in the Average Contribution Percentage Test.  To the extent the Highly Compensated Employee's Excess Aggregate Contributions are attributable to Matching Contributions, and he or she is not 100% vested in the Account Balance attributable to Matching Contributions, the Administrator will distribute only the vested portion and forfeit the nonvested portion.  The vested portion of the Highly Compensated Employee's Excess Aggregate Contributions attributable to Matching Employer Contributions is the total amount of the Excess Aggregate Contributions (as adjusted for allocable income) multiplied by his or her vested percentage (determined as of the last day of the Plan Year for which the Employer made the Matching Contribution).

(D)
Qualified Non-Elective and Qualified Matching Contributions.  The Employer shall make Qualified Non-Elective Contributions or Qualified Matching Contributions that, in combination with Matching Contributions, satisfy one of the tests set forth in paragraph (i) of Section 4.3(c), taking into account the Administrator's action under any option herein.  Any such contribution shall be treated as a Participant Savings Contribution and shall be allocated to the Savings Account of each Participant.  The Qualified Non-Elective and Qualified Matching Contributions may be treated as Matching Contributions provided that each of the following requirements, to the extent applicable, is satisfied:

(i)
The amount of Employer Contributions, including those Qualified Non-Elective and Qualified Matching Contributions treated as Matching Contributions for purposes of the Average Contribution Percentage Test, satisfies the requirements of Code Section 401(a)(4).

(ii)
The amount of Employer Contributions, excluding those Qualified Non-Elective Contributions and Qualified Matching treated as Matching Contributions for purposes of the Average Contribution Percentage Test and those Qualified Non-Elective Contributions treated as Elective and Qualified Matching Contributions under Treasury Regulations Section 1.401(k)-1(b)(5) for purposes of the Actual Deferral Percentage Test, satisfies the requirements of Code Section 401(a)(4).

(iii)
The Savings Contributions, including those treated as Qualified Matching Contributions for purposes of the Average Contribution Percentage Test, satisfy the requirements of Code Section 401(k)(3) for the Plan Year.

(iv)
The Qualified Non-Elective and Qualified Matching Contributions are allocated to the Employee under the Plan as of a date within the Plan Year, and the Savings Contributions satisfy the requirements of Treasury Regulations Section 1.401(k)-1(b)(4)(i) for the Plan Year.

(v)
The plan that takes Qualified Non-Elective Contributions and Qualified Matching Contributions into account in determining whether Savings and Matching Contributions satisfy the requirements of Code Section 401(m)(2)(A), and the plans to which the Qualified Non-Elective Contributions and Qualified Matching Contributions are made, are or could be aggregated for purposes of Code Section 410(b).

(E)
Forfeiture of Non-Vested Matching Employer Contributions.  Matching Employer Contributions that are not vested may be forfeited to correct Excess Aggregate Contributions.  Notwithstanding the foregoing sentence, Excess Aggregate Contributions for a Plan Year may not remain unallocated or be allocated to a suspense account for allocation to one or more Employees in any future year.  Forfeitures of Matching Contributions to correct Excess Aggregate Contributions shall be applied to reduce the Employers' Matching Employer Contributions for the Plan Year in which the excess arose.

(F)
Forfeiture of Vested or Non-Vested Matching Contributions Due to Distribution of Excess Contributions.  If as a result of a determination that the initial allocations of Savings Contributions do not satisfy one of the ADP Tests set forth in Section 4.1(f) above, the Committee distributes Excess Contributions in accordance with Section 4.1(f)(iv), then any Matching Contribution attributable to such distributed Excess Contribution shall be forfeited, whether or not vested.  Such forfeited Matching Contribution shall be reallocated in the same manner as paragraph (E) above.  For purposes of this paragraph, Excess Contributions shall be deemed to be first from Employer Elective Contributions which are not subject to a Matching Contribution.

5.	Section 15.6 of the Plan is hereby amended as underlined to be and read as follows:

In the event that the Plan is merged or consolidated with any other plan, or in the event that any assets or liabilities of the Plan are transferred to any other plan, the benefit any Participant, Former Participant or Beneficiary under the Plan would be entitled to receive if such other plan were terminated immediately after such merger, consolidation, or transfer shall be equal to or greater than the benefit such Participant, Former Participant or Beneficiary would be entitled to receive if the Plan terminated immediately before such merger, consolidation, or transfer. Prior to receiving a direct transfer of assets from a plan that includes an arrangement qualifying under Code Section 401(k) or prior to initiating a direct transfer of assets from this Plan to another plan qualifying under Code Section 401(a), the Trustee must determine that the transferee plan will continue the distribution restrictions of Code Sections 401(k)(2) and 401(k)(10) on any transferred amounts that are attributable to Savings Contributions of Participants (including any amounts treated as Savings Contributions for any purpose).

IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this First Amendment to be executed this 17th day of September, 2007, effective as of January 1, 2006, by the undersigned duly appointed and authorized officer.

FROZEN FOOD EXPRESS INDUSTRIES, INC.

By: /s/ Thomas G. Yetter

Name:  Thomas G. Yetter

Title:  Senior Vice President and Chief Financial Officer